UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on February 12, 2026, Columbus Circle Capital Corp. II (NASDAQ: CMIIU) (the “SPAC”), a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, completed the sale of 23,000,000 units in its initial public offering (the “IPO”), which included 3,000,000 units issued pursuant to the underwriters’ full exercise of their over-allotment option. Cohen & Company, LLC (the “Operating LLC”), the operating subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), owns a portion of, and serves as the managing member and a member of, Columbus Circle 2 Sponsor Corp LLC, the sponsor of the SPAC (the “Sponsor”). Cohen & Company Capital Markets (“CCM”), a division of the Company’s broker-dealer subsidiary, Cohen & Company Securities, LLC, acted as the lead underwriter in the IPO.

On June 26, 2026, the SPAC issued a press release announcing that the SPAC entered into a definitive business combination agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), dated as of June 26, 2026, by and among the SPAC, IPGX Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the SPAC (“Merger Sub”), and Elroy Air, Inc., a Delaware corporation and a leading U.S.-based technology developer of autonomous heavy-cargo drones for defense, rapid response and commercial logistics (“Elroy Air”). Pursuant to the transactions contemplated by the Business Combination Agreement (the “Business Combination”), Merger Sub will merge with and into Elroy Air, with Elroy Air continuing as the surviving company and as a wholly owned subsidiary of the SPAC (the SPAC following the Business Combination shall be referred to herein as “New Elroy Air”). CCM is acting as joint financial advisor and co-placement agent to the SPAC.

In connection with the execution of the Business Combination Agreement, the Sponsor has partnered with Inflection Point Asset Management LLC (“IPAM”), which has significant experience with negotiating and consummating de-SPAC transactions and which introduced the SPAC and the Sponsor to Elroy Air. In connection with the partnership with IPAM, the SPAC will be renamed “Inflection Point Acquisition Corp. VII” and will, subject to obtaining the required shareholder approvals and at least one business day prior to the date of closing of the Business Combination (the “Closing”), change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

Pursuant to the Business Combination Agreement, the SPAC has agreed to use reasonable best efforts to cause the current directors of the SPAC that are not to remain directors on the New Elroy Air Board (as defined below) to resign, so that effective at the Closing, the board of directors of New Elroy Air (the “New Elroy Air Board”) will consist of seven individuals. Immediately after the Closing, the SPAC and New Elroy Air will take all action within their power as may be necessary or appropriate to designate and appoint to the New Elroy Air Board (i) the one person that is designated by the Chief Executive Officer of the SPAC prior to the Closing, and (ii) the remaining persons, all of whom will be designated by Elroy Air prior to the Closing.

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the SPAC and Elroy Air.

The Business Combination is expected to close in the fourth quarter of 2026, following the receipt of the required approval by the SPAC’s shareholders and the fulfillment of other customary closing conditions.

As previously disclosed, the Sponsor holds an aggregate of 7,666,667 founder shares in the SPAC. Further, certain non-controlling interests in the Sponsor, including executives and key employees of the Operating LLC as well as IPAM, either directly or indirectly, have an interest in the SPAC’s founder shares through membership interests in the Sponsor. The number of the SPAC’s founders shares in which such non-controlling interests in the Sponsor, including such executives and key employees of the Operating LLC as well as IPAM, have an interest in through the Sponsor will not be finally and definitively determined unless and until Closing of the Business Combination. The number of the SPAC’s founder shares currently allocated to the Operating LLC is approximately 667,000, but such number of founder shares will also not be finally and definitively determined unless and until the Closing occurs.

Additional Information

The Business Combination will be submitted to shareholders of the SPAC for their consideration. In connection with the Business Combination, the SPAC intends to file a Registration Statement with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to shareholders of the SPAC in connection with its solicitation for proxies for the vote by its shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to securityholders of the SPAC and equityholders of Elroy Air in connection with the completion of the Business Combination. After the Registration Statement is declared effective, the SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the SPAC will send to its shareholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of the SPAC as of a record date to be established for voting on the Business Combination. Shareholders of the SPAC will also be able to obtain copies of the proxy statement/prospectus without charge, once available, by directing a request to: Columbus Circle Capital Corp. II, 3 Columbus Circle, 24th Floor, New York, NY 10019.

Participants in the Solicitation

The SPAC and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from the SPAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the SPAC is contained in the sections entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 10. Directors, Executive Officers and Corporate Governance” of the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Elroy Air, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of the Company’s future financial performance based on the Company’s growth strategies and anticipated trends in the Company’s business. These statements are based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov and the Company’s website at www.cohenandcompany.com/investor-relations/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, including those caused by inflation, rising interest rates, and the current geopolitical situation, (b) unfavorable market conditions may lead to a reduction in revenues from the Company’s new issue and advisory revenues, including from underwriting and placement activities, (c) losses caused by financial or other problems experienced by third parties, (d) losses due to unidentified or unanticipated risks, (e) a lack of liquidity, i.e., ready access to funds for use in the Company’s businesses, (f) the ability to attract and retain personnel, (g) litigation and regulatory proceedings, (h) reputational harm due to losses or the Company’s inability to sell securities the Company purchases as an underwriter at the anticipated price levels, (i) competitive pressure, (j) an inability to generate incremental income from new or expanded businesses, (k) unanticipated market closures or effects due to inclement weather or other disasters, (l) losses (whether realized or unrealized) on the Company’s principal investments, (m) the possibility that payments to the Company of subordinated management fees from its collateralized debt obligations (CDOs) will continue to be deferred or will be discontinued, (n) the possibility that the Company’s stockholder rights plan may fail to preserve the value of the Company’s deferred tax assets, whether as a result of the acquisition by a person of 5% of the Company’s common stock or otherwise, (o) the Company’s reduction in the volume of its investments into special purpose acquisition companies, (p) the difficulty in identifying potential business combinations as a result of increased competition in the special purpose acquisition company market, (q) the value of the Company’s holdings of founders shares in post-business combination companies is volatile and may decline and the possibility that significant portions of the founder shares may remain restricted for a long period of time, (r) the possibility that the Company will stop paying quarterly dividends to its stockholders, and (s) the impacts of rising interest rates and inflation.

Additionally, with respect to the Proposed Transactions, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Elroy Air, the SPAC and the Proposed Transactions, statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets that may be held by Elroy Air and the value thereof, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of the SPAC’s public shareholders, and Elroy Air’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; the risk that the Proposed Transactions may not be completed by the SPAC’s business combination deadline; the failure by the parties to the Proposed Transactions to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Proposed Transactions by the SPAC’s shareholders; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of the SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the common shares of the SPAC; the risks related to the rollout of Elroy Air's business and the timing of expected business milestones; the fact that Elroy Air's demand pipeline currently consists of non-binding letters of intent and memorandums of understanding and the risk that such letters of intent and memorandums of understanding may not convert to binding orders and there can be no assurance that any or all of such letters of intent and memorandums of understanding will result in future revenue and accordingly investors should not place undue reliance on such demand pipeline figures as an indicator of future revenue or business performance; risks related to obtaining and maintaining necessary regulatory approvals and certifications for the FAA, Department of Defense, and other governmental authorities for drone operations; the effects of competition on Elroy Air’s business; the failure of New Elroy to maintain the listing of its securities on any securities exchange after closing of the Proposed Transactions; and those risk factors discussed in documents that Elroy Air and/or the SPAC filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Proposed Transactions. As a result, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this Current Report on Form 8-K might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and the Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 30, 2026	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer